UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cars.com Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 23, 2018

Date of Report (Date of earliest event reported)

Cars.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37869	81-3693660
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

300 S. Riverside Plaza, Suite 1000

Chicago, Illinois 60606

(Address of principal executive offices)

(312) 601-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.Other Events.

On February 23, 2018, Cars.com Inc. (the “Company”) issued a press release announcing that the Company had received a notice on February 22, 2018 from Starboard Value and Opportunity Master Fund Ltd. (“Starboard”) of Starboard’s intention to nominate individuals to the Company’s Board of Directors at the Company’s 2018 Annual Meeting of Stockholders. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Important Shareholder Information and Where You Can Find It

The Company plans to file with the SEC and mail to its shareholders a definitive proxy statement and accompanying definitive WHITE proxy card in connection with the Company’s 2018 Annual Meeting of Stockholders. The definitive proxy statement will contain important information about the Company, the 2018 Annual Meeting of Stockholders and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Cars.com 2018 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company will be set forth in the definitive proxy statement, the accompanying definitive WHITE proxy card and other relevant solicitation materials and in Form 3s and Form 4s filed by the Company’s directors and executive officers after the date of the definitive proxy statement. These documents (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and shareholders free of charge on the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at www.Cars.com.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Cars.com Inc. Press Release, dated February 23, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cars.com Inc.

Date: February 23, 2018	By:	/s/ James F. Rogers
James F. Rogers Chief Legal Officer

EXHIBIT 99.1

Cars.com Announces Close of Director Nomination Period

Cars.com Acknowledges Receipt of Starboard Value’s Director Nominations

CHICAGO, Feb. 23, 2018 – Cars.com Inc. (NYSE: CARS) (“Cars.com” or the “Company”), a leading online automotive marketplace, today confirmed that Starboard Value LP (“Starboard”) submitted to the Company a notice of nomination of four director candidates to stand for election to the Company’s Board of Directors (“the Board”) at the Cars.com 2018 Annual Meeting of Stockholders, which was previously publicly announced for May 18, 2018.

On behalf of the Cars.com Board of Directors, Scott Forbes, Chairman, said:

Since becoming an independent publicly traded company in June 2017, we have kept an active and open dialogue with our shareholders, and consider their ideas in an open-minded and collaborative manner with the best interest of all Cars.com shareholders as a priority. Members of the Cars.com Board of Directors and management team have recently held discussions with representatives of Starboard, and those discussions remain ongoing. Cars.com’s Board will carefully review and consider Starboard’s candidates as it would any other potential directors to assess their ability to add value to the Board and Company for the benefit of all shareholders.

Cars.com has developed and pursued a strategic plan intended to position itself as the leading online automotive marketplace for buyers and sellers and an enabler of car dealers with innovative digital solutions. We have invested in opportunities to convert affiliate territories representing nearly 60% of the total affiliate (wholesale) revenue to markets serviced directly by Cars.com, as well as to accelerate the Company’s progress as a digital solutions provider to its automobile dealer customers through the acquisitions of Dealer Inspire and Launch Digital Marketing, among other initiatives. The Company has made rapid progress against significant strategic priorities. While the Cars.com Board recognizes there is more to achieve, we are confident that these actions have positioned the Company to deliver sustainable growth and shareholder value.

Cars.com shareholders are not required to take any action at this time. The Cars.com Board will carefully review and consider Starboard’s director candidates and make a formal recommendation regarding director nominations.

About Cars.com

Cars.com™ is a leading two-sided digital automotive marketplace that creates meaningful connections between buyers and sellers. Launched in 1998 and headquartered in Chicago, the company empowers consumers with resources and information to make informed buying decisions around The 4Ps of Automotive Marketing™: Product, Price, Place and Person, by connecting advertising partners with in-market car shoppers and providing data-driven intelligence to increase inventory turn and gain market share. A pioneer in online automotive classifieds, the company has evolved into one of the largest digital automotive platforms, connecting thousands of local dealers across the country with millions of consumers. Through trusted expert content, on-the-lot mobile features and intelligence, millions of new and used vehicle listings, a comprehensive set of pricing and research tools, and the largest database of consumer reviews in the industry, Cars.com is transforming the car shopping experience.

Cars.com properties include DealerRater®, Auto.com™, PickupTrucks.com® and NewCars.com®. For more information, visit www.Cars.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning our business strategies, plans and objectives, market potential, future financial performance, planned operational and product improvements, liquidity and other matters. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts,” “mission,” “strive,” “more,” “goal” or similar expressions. Forward-looking statements are based on our current expectations, beliefs, estimates, projections and assumptions, based on our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we think are appropriate. These statements are expressed in good faith and we believe these judgments are reasonable. However, you should understand that these statements are not guarantees of performance or results. Our actual results could differ materially from those expressed in the forward-looking statements. Given these uncertainties, forward-looking statements should not be relied on in making investment decisions.

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from those expressed in the forward-looking statements contained in this press release. Such risks, uncertainties, and other important factors include, among others, risks related to our business, our separation from our parent company and our common stock. For a detailed discussion of many of these risks and uncertainties, see the section entitled “Risk Factors” in our Registration Statement on Form 10, which was filed with the SEC on May 4, 2017 (the “Registration Statement”). All forward-looking statements contained in this press release are qualified by these cautionary statements. The forward-looking statements contained in this press release speak only as of the date of this press release. We undertake no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data.

The forward-looking statements in this press release are intended to be subject to the safe harbor protection provided by the federal securities laws.

Important Shareholder Information and Where You Can Find It

Cars.com plans to file with the SEC and mail to its shareholders a definitive proxy statement and accompanying definitive WHITE proxy card in connection with the Company’s 2018 Annual Meeting of Stockholders. The definitive proxy statement will contain important information about Cars.com, the 2018 Annual Meeting of Stockholders and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

Cars.com, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Cars.com 2018 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in Cars.com will be set forth in the definitive proxy statement, the accompanying definitive WHITE proxy card and other relevant solicitation materials and in Form 3s and Form 4s filed by the Company’s directors and executive officers after the date of the definitive proxy statement. These documents (when they become available), and any and all documents filed by Cars.com with the SEC, may be obtained by investors and shareholders free of charge on the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at www.Cars.com.

Cars.com Media Contact:

Marita Thomas

312-601-5692

mthomas@cars.com

or

Joele Frank, Wilkinson Brimmer Katcher

Leigh Parrish / Annabelle Rinehart

212-355-4449

Cars.com Investor Relations Contact:

Jandy Tomy

312-601-5115

ir@cars.com

or

Mackenzie Partners, Inc.

Jeanne Carr

212-929-5916

Jcarr@mackenziepartners.com

Dan Burch

212-929-5748

Dburch@mackenziepartners.com